                                                                    Exhibit 10.1


                            FIFTH AMENDMENT AGREEMENT

     This Fifth Amendment Agreement dated as of March 24, 2003 (this "Amendment") is among Newfield Exploration Company, a Delaware corporation (the "Company"), the lenders listed on Annex I (the "Banks"), the terminating banks listed on signature pages beneath the heading "Terminating Banks" (the "Terminating Banks") and JPMorgan Chase Bank (formerly The Chase Manhattan
Bank), as Agent (the "Agent"). In consideration of the mutual covenants contained herein, the Company, the Agent and the Banks agree as set forth herein.

     1. Amendments to the Agreement. The Credit Agreement dated as of January 23, 2001 among the Company, the lenders party thereto and the Agent as amended by the First Amendment Agreement dated as of January 31, 2001, the Second Amendment dated as of May 1, 2001, the Letter Agreement dated as of March 7, 2002, the Third Amendment dated as of August 22, 2002, and the Fourth Amendment dated as of November 1, 2002 (as amended, the "Agreement") is hereby amended as follows:

         1.1 Section 1.02. Section 1.02 of the Agreement is hereby amended by
(i) deleting the definition of "Assignment" therefrom and (ii) adding the following definitions in their appropriate alphabetical order:

          "Acceptance Agreement" shall mean an acceptance agreement entered into by a Bank increasing its Maximum Credit Amount or a new financial institution entering this Agreement and accepted by the Agent and the Company, in the form of Exhibit F or any other form approved by the Agent.

          "Adjusted Borrowing Base for Commitment Fee Purposes" shall equal the sum of the (a) Borrowing Base plus (b) the aggregate principal then outstanding on the EGB Notes plus (c) the principal amount then outstanding under the BWT Forward Sale plus (d) the Mark to Market Hedge Exposure.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "Approved Fund" shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

          "Assignment and Assumption" shall mean an assignment and assumption entered into by a Bank and an assignee (with the consent of any party whose consent is required by Section 12.06, and accepted by the Agent) in the form of Exhibit E or any other form approved by the Agent.

          "EEX Indenture" shall mean the Trust Indenture, Mortgage, Assignment of Lease and Security Agreement (1996-A) dated as of November 15, 1996 among Enserch Exploration, Inc., a Delaware corporation, The Bank of New York, as the Indenture

     Trustee, and Wilmington Trust Company, a Delaware banking corporation, and Thomas P. Laskaris, an individual, collectively, as the Grantor Trustee, as amended by the Relevant Amendment.

          "Fifth Amendment" shall mean the Fifth Amendment Agreement dated as of March 24, 2003, among the Company, various Banks and the Agent pertaining to this Agreement.

          "Fifth Amendment Closing Date" shall mean March 24, 2003.

          "Participation Agreement" shall mean the Participation Agreement (1996-A) dated as of November 15, 1996 among Enserch Exploration, Inc., a Delaware corporation, The Bank of New York, as the Indenture Trustee, and Wilmington Trust Company, a Delaware banking corporation, and Thomas P. Laskaris, an individual, collectively, as the Grantor Trustee, as amended by the Relevant Amendment

          "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Relevant Amendment" shall mean the Relevant Amendment dated as of the Relevant Date (as defined therein) among Enserch Exploration, Inc., a Delaware corporation, The Bank of New York, as the Indenture Trustee, and Wilmington Trust Company, a Delaware banking corporation, and Thomas P. Laskaris, an individual, collectively, as the Grantor Trustee, as amended by the Amendment to the Relevant Amendment dated as of August 24, 2001.

Section 1.02 of the Agreement is hereby further amended by amending the definitions of "Applicable Lending Office", "Borrowing Base" and "Maturity Date" therein to read as follows:

     "Applicable Lending Office" shall mean, for each Bank and for each Type of Loan, the lending office of such Bank (or an Affiliate of such Bank) designated for such Type of Loan on the signature pages of the Fifth Amendment or such other offices of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

     "Borrowing Base" in effect from time to time, after the Closing Date, shall equal the excess, if any, of (a) the Calculated Borrowing Base over (b) the sum of (1) the aggregate principal then outstanding on all Senior Unsecured Notes plus (2) the aggregate principal then outstanding on the EGB Notes. If at any time after the Fifth Amendment Closing Date the Company prepays any amount owing under the EGB Notes, the "Borrowing Base" in effect from time to time, on and after the date of such prepayment, shall equal the excess, if any, of (a) the Calculated Borrowing Base over (b) the sum of (1) the aggregate principal outstanding on the Senior Unsecured Notes as of the Redetermination Date preceding the date of such prepayment, plus (2) the aggregate principal then outstanding (after such prepayment) on the EGB Notes.

     "Maturity Date" shall mean January 23, 2005.

         1.2 Section 2.03. In Section 2.03(d) of the Agreement, clause (ii) of such Section is hereby amended to read as follows:

         (ii) no Bank's Maximum Credit Amount shall be increased without the written consent of such Bank,

         1.3 Section 2.04. The first sentence of clause (a) of Section 2.04 of the Agreement is hereby amended to read as follows:

         (a) The Company shall pay to the Agent for the account of each Bank a Commitment Fee on the daily average unused amount of the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or increases pursuant to Section 2.03(d) and
    (ii) the Adjusted Borrowing Base for Commitment Fee Purposes, as determined from time to time, for the period from and including the Closing Date up to but excluding the earlier of the date the Aggregate Commitments are terminated or the Maturity Date, at a rate per annum equal to the Applicable Margin for commitment fees in effect from time to time. Up until the Fifth Amendment Closing Date, the Commitment Fee shall be computed as set forth in this Agreement as in effect immediately prior to the Fifth Amendment Closing Date. On and after the Fifth Amendment Closing Date, the Commitment Fee shall be computed as set forth in this Agreement as amended by the Fifth Amendment.

         1.4 Section 2.06. The first sentence of Section 2.06 of the Agreement is hereby amended to read as follows:

         2.06 Notes. The Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A hereto, dated (i) the Fifth Amendment Closing Date, (ii) the effective date of an Assignment and Assumption pursuant to Section 12.06(b) or (iii) the effective date of an increase of the Aggregate Maximum Credit Amounts, payable to the order of such Bank in a principal amount equal to its Maximum Credit Amount as in effect and otherwise duly completed.

         1.5 Section 2.08. Section 2.08 of the Agreement is hereby amended by deleting clause (g) of such Section in its entirety and replacing clause (f) of such Section with the following new clause (f):

         (f) From the Fifth Amendment Closing Date to the first Redetermination Date after the Fifth Amendment Closing Date (the "May 2003 Redetermination Date"), the Calculated Borrowing Base shall be $655,000,000, reduced dollar for dollar by the Forward Sale Deduction Amount as calculated (i) on the Fifth Amendment Closing Date and (ii) on the first day of each month thereafter. Each reduction of the Calculated Borrowing Base pursuant to this
    Section 2.08(f) shall constitute a "redetermination" for purposes of Section 2.07(c). If at any time before the May 2003 Redetermination Date the Company prepays all amounts owing under the BWT Forward Sale (resulting in the Company having no further obligations under the BWT Forward Sale), the Calculated Borrowing Base shall equal, as of the date of such prepayment until the May 2003 Redetermination Date, $655,000,000. If the BWT Forward Sale is still in place as of the

     May 2003 Redetermination Date, the Required Lenders shall determine in their sole discretion at such time and thereafter the effect that the amounts outstanding under the BWT Forward Sale and the Mark to Market Hedge Exposure shall have on the Calculated Borrowing Base.

         1.6 Section 4.06. Each reference to "Assignment" in Section 4.06 of the Agreement is hereby replaced with the words "Assignment and Assumption".

         1.7 Section 7.15. The phrase "this Agreement" in Section 7.15 of the Agreement is hereby replaced with the phrase "the Fifth Amendment".

         1.8 Section 9.14. In Section 9.14 of the Agreement, (i) the amount "$450,000,000" is hereby replaced with the amount "$890,000,000" and (ii) the date "January 1, 2001" is hereby replaced with the date "January 1, 2003".

         1.9 Section 10.01. Clause (i) of Section 10.01 of the Agreement is hereby amended to read as follows:

         (i) Any Subsidiary (excluding Special Purpose Subsidiaries) takes, suffers or permits to exist as to such Subsidiary any of the events or conditions referred to in Sections 10(b), (e), (f), (g), or (h); provided that the failure by EEX or any of its Subsidiaries to provide financial statements as required under Section 11.02 of the EEX Indenture and Section
    10.02 of the Participation Agreement and any related default or event of default under the EEX Indenture or the Participation Agreement shall not constitute an "Event of Default" under this Agreement.

         1.10 Section 12.02. The phrase "on the signature pages hereof" in
Section 12.02 of the Agreement is hereby replaced with the phrase "on the signature pages of the Fifth Amendment".

         1.11 Section 12.05. Section 12.05 of the Agreement is hereby amended to read as follows:

         12.05 [reserved]

         1.12 Section 12.06. Section 12.06 of the Agreement is hereby amended to read as follows:

         12.06 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank (and any attempted assignment or transfer by the Company without such consent shall be null and void) and (ii) no Bank may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Bank may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                    (A) the Company, provided that no consent of the Company
               shall be required for an assignment to a Bank, an Affiliate of a Bank, an Approved Fund or, if an Event of Default under clause
               (a), (f) or (g) of Section 10.01 has occurred and is continuing, any other assignee; and

                    (B) the Agent, provided that no consent of the Agent shall be required for an assignment of any Commitment to an assignee that is a Bank with a Commitment immediately prior to giving effect to such assignment.

               (ii) Assignments shall be subject to the following additional conditions:

                    (A) except in the case of an assignment to a Bank or an
               Affiliate of a Bank or an assignment of the entire remaining amount of the assigning Bank's Commitment or Loans, the amount of the Commitment or Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $10,000,000 unless each of the Company and the Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default under clause (a), (f) or (g) of Section 10.01 has occurred and is continuing;

                    (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement;

                    (C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $2,500; and

                    (D) the assignee, if it shall not be a Bank, shall deliver to the Agent an Administrative Questionnaire.

               (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.06, 5.01, 5.05 and 12.03). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 12.06 shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

               (iv) The Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount of the Loans and Letters of Credit owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

               (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Bank and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Bank hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (c)(i) Any Bank may, without the consent of the Company and the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Bank's obligations under this Agreement shall remain unchanged, (B) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Company, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.06(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Company agrees that each Participant shall be entitled to receive additional amounts under Section 5 on the same basis as if it were a Bank and be indemnified under Section 12.03 as if it were a Bank. Each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

         (ii) A Participant shall not be entitled to receive any greater payment under Section 4.06 or 5.01 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that is a corporation organized under the laws of a jurisdiction outside the United States of America shall not be entitled to the benefits of Section 4.06 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 4.06(d) as though it were a Bank.

         (d) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

         1.13 Annex I. Annex I to the Agreement is hereby replaced with Annex I to this Amendment.

         1.14 Annex II. Annex II to the Agreement is hereby replaced with Annex II to this Amendment.

         1.15 Annex III. Annex III to the Agreement is hereby replaced with Annex III to this Amendment.

         1.16 Exhibit A. Exhibit A to the Agreement is hereby replaced with Exhibit A to this Amendment.

         1.17 Exhibit E. Exhibit E to the Agreement is hereby replaced with Exhibit E to this Amendment.

     2. Miscellaneous.

         2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 12.04 of the Agreement.

         2.2 Closing Requirements. The Company agrees to deliver to the Agent on the Fifth Amendment Closing Date:

         (a) A Note for each Bank dated as of the Fifth Amendment Closing Date, duly executed by the Company;

         (b) An opinion of Vinson & Elkins L.L.P., counsel for the Company substantially in the form of Exhibit B hereto; and

         (c) All fees required to be paid by the Company as described in the Fee Letter dated as of February 14, 2003.

         2.3 Governing Law. This Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

         2.4 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect. Terms used herein which are not defined herein and are defined in the Agreement, as amended hereby, are used herein as defined in the Agreement, as amended hereby.

         2.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         2.6 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

         2.7 Representations. The Company hereby represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 7 of the Agreement, as amended hereby, are true and correct on and as of the date hereof, unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted by the Agreement, as amended hereby, or in the case of Section 7.15 of the Agreement, changes of which the Agent has been notified.

         2.8 Authority, etc. The Company hereby represents and warrants to the Agent and the Banks that (i) this Amendment has been duly executed and delivered by the Company, (ii) the execution, delivery and performance of this Amendment and the performance of, and consummation of the transactions contemplated by, the Agreement, as amended hereby, are within the power of the Company, have been duly authorized by all necessary corporate action, do not contravene (A) the charter or by-laws of the Company, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) law or any material contractual restriction binding on or affecting the Company, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement, (iii) this Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and (iv) no authorization, consent, license or approval of, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance of this Amendment or the performance of the Agreement, as amended hereby, or for the consummation of the transactions contemplated thereby.

         2.9 Default. Without limiting any other event which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

         2.10 Effectiveness. This Amendment shall become effective as of the Fifth Amendment Closing Date upon receipt by the Agent of counterparts of or copies of signature pages of this Amendment executed by the Company, the Agent and the Banks (or documentation satisfactory to the Agent of each party's execution hereof).

         2.11 New Banks; Terminating Banks. As of the Fifth Amendment Closing Date, each lender listed on Annex I to this Amendment shall constitute a "Bank" for purposes of the Agreement as amended hereby and the other Loan Documents with a Maximum Credit Amount as specified in Annex I to this Amendment. As of the Fifth Amendment Closing Date, each Terminating Bank shall no longer constitute a "Bank" under the Agreement as amended hereby (with the signature pages of the Agreement as amended hereby being deemed amended to reflect same) and the other Loan Documents, except that the rights of each Terminating Bank under Sections 4.06, 5.01, 5.05 and 12.03 of the Agreement shall continue with respect to events and occurrences occurring before or concurrently with its ceasing to be a "Bank" under the Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              COMPANY:

                              NEWFIELD EXPLORATION COMPANY

                              By:    /s/ TERRY W. RATHERT
                                     ------------------------------------------
                              Name:  Terry W. Rathert
                                     ------------------------------------------
                              Title: Vice President & Chief Financial Officer
                                     ------------------------------------------

                              Address for Notices:

                              363 N. Sam Houston Parkway
                              Suite 2020
                              Houston, Texas 77060

                              Telecopier No.: (713) 405-4255
                              Telephone  No.: (713) 847-6000
                              Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                             AGENT:

                             JP MORGAN CHASE BANK (formerly The Chase
                             Manhattan Bank), as Agent


                             By:  /s/ ROBERT C. MERTENSOTTO
                                ---------------------------
                             Name:  Robert C. Mertensotto
                                  -------------------------
                             Title: Managing Director
                                  -------------------------

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                              BANKS:

                              JPMORGAN CHASE BANK (formerly The Chase
                              Manhattan Bank)


                              By: /s/ ROBERT C MERTENSOTTO
                                  --------------------------
                              Name: Robert C. Mertensotto
                                    ------------------------
                              Title: Managing Director
                                    ------------------------


Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       BANK OF MONTREAL


                       By: /s/ JAMES B. WHITMORE
                          ---------------------------------
                       Name: James B. Whitmore
                            -------------------------------
                       Title: Managing Director
                            -------------------------------


                       Lending Office for Base Rate Loans and Eurodollar Loans:


                       115 S. LaSalle Street
                       Chicago,IL 60603

                       Attention: Debra Ann Delaney

                       Address for Notices:

                       115 S. LaSalle Street
                       -------------------------------
                       Chicago,IL 60603
                       -------------------------------
                       Telecopier No.: 312-750-6061
                       Telephone  No.: 312-750-3771
                       Attention: Debra Ann Delaney

                       With a Copy to:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Telecopier No.:
                       Telephone  No.:
                       Attention:


Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       FLEET NATIONAL BANK


                       By: /s/ JEFFERY H. RATHKAMP
                          ---------------------------------
                       Name:   Jeffery H. Rathkamp
                            -------------------------------
                       Title:  Vice President
                            -------------------------------


                       Lending Office for Base Rate Loans and Eurodollar Loans:


                       --------------------------------
                       --------------------------------
                       --------------------------------

                       Attention:

                       Address for Notices:

                       --------------------------------
                       --------------------------------
                       --------------------------------

                       Telecopier No.:
                       Telephone No.:
                       Attention:

                       With a Copy to:

                       --------------------------------
                       --------------------------------
                       --------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       CREDIT LYONNAIS NEW YORK BRANCH


                       By: /s/ OLIVIER AUDEMARD
                          ---------------------------------
                       Name: Olivier Audemard
                       ------------------------------------
                       Title: Senior Vice President
                       ------------------------------------


                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       --------------------------------
                       --------------------------------
                       --------------------------------
                       Attention:

                       Address for Notices:

                       --------------------------------
                       --------------------------------
                       --------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

                       With a Copy to:

                       --------------------------------
                       --------------------------------
                       --------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       WACHOVIA BANK NATIONAL ASSOCIATION


                       By: /s/ PHILIP TRINDER
                       ------------------------------------
                       Name:  Philip Trinder
                       ------------------------------------
                       Title: Vice President
                       ------------------------------------

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       301 S. College Street
                       Charlotte, NC 28288
                       Attention: Denise Babbitt

                       Address for Notices:

                       1001 Fannin Street, Suite 2255
                       Houston, TX 77002

                       -------------------------------
                       Telecopier No.: 713-650-6354
                       Telephone  No.: 713-346-2718
                       Attention: Philip Trinder

                       With a Copy to:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       UNION BANK OF CALIFORNIA, N.A.


                       By: /s/ ALI AHMED
                          ---------------------------------
                       Name: Ali Ahmed
                            -------------------------------
                       Title: Vice President
                            -------------------------------

                       By: /s/ RANDALL OSTERBERG
                          ---------------------------------
                       Name: Randall Osterberg
                            -------------------------------
                       Title: Senior Vice President
                            -------------------------------

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Attention:

                       Address for Notices:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

                       With a Copy to:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       THE BANK OF NEW YORK


                       By: /s/ PETER W. KELLER
                          ---------------------------------
                       Name: Peter W. Keller
                            -------------------------------
                       Title: Vice President
                            -------------------------------

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       The Bank of New York
                       One Wall Street,19th Floor
                       New York, NY 10286
                                Attention: Maxine Roach

                       Address for Notices:
                                Same as Above


                       Telecopier No.: 212-635-7923
                       Telephone No.: 212-635-7532

                       Attention: Maxine Roach

                       With a Copy to:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       BANK OF SCOTLAND


                       By: /s/ JOSEPH FRATUS
                          ---------------------------------
                       Name: Joseph Fratus
                             ------------------------------
                       Title: First Vice President
                             ------------------------------

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       -------------------------------
                       -------------------------------
                       -------------------------------
                       Attention:

                       Address for Notices:



                       Telecopier No.:
                       Telephone No.:
                       Attention:

                       With a Copy to:

                       Telecopier No.:
                       Telephone No.:
                       Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       BANK OF AMERICA, N.A.


                       By: /s/ STEVEN A. MACKENZIE
                       ------------------------------------
                       Name: Steven A. Mackenzie
                       Title: Vice President

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       901 Main Street, 67th Floor
                       Dallas, TX 75202

                       Attention: Sharlette Wright

                       Address for Notices:

                       901 Main Street, 67th Floor
                       Dallas, TX 75202

                       Telecopier No.: 214-209-3140
                       Telephone No.:  214-209-3680
                       Attention: Steven Mackenzie

                       With a Copy to:

                       901 Main Street, 67th Floor
                       Dallas, TX 75202

                       Telecopier No.: 214-209-3140
                       Telephone No.:  214-209-1150
                       Attention: Sharlette Wright

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                       WASHINGTON MUTUAL BANK, FA


                       By: /s/ DAVID W. PHILLIPS
                       ------------------------------------
                       Name: David W. Phillips
                       ------------------------------------
                       Title: Vice President
                       ------------------------------------

                       Lending Office for Base Rate Loans and Eurodollar Loans:

                       3200 Southwest Freeway
                       Mailstop: HOU 1606
                       Houston, Texas 77027
                       Attention: Alicia de Ochoa/Energy Lending
                       Telecopier No.: 713-543-7114
                       Telephone No.:  713-543-5529

                       With a Copy to:

                       3200 Southwest Freeway
                       Mailstop: HOU 1547
                       Houston, Texas 77027
                       Attention: Patricia K. Baker/Commercial Loan Servicing Telecopier No.: 713-543-3016
                       Telephone No.:  713-543-7057


                       Address for Notices:

                       3200 Southwest Freeway
                       Mailstop: HOU 1606
                       Houston, Texas 77027
                       Attention: Mr. Mark Isensee
                                  Vice President/Energy Lending
                       Telecopier No.:713-543-7130
                       Telephone No.: 713-543-5545

                       With a Copy to:

                       3200 Southwest Freeway
                       Mailstop: HOU 1606
                       Houston, Texas 77027
                       Attention: Mr. Gardner Cannon
                                  First Vice President/Energy Lending
                       Telecopier No.: 713-543-7114
                       Telephone No.: 713-543-3472

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               COMERICA BANK-TEXAS


                               By: /s/ MICHAEL W. NEPVEUX
                                  ----------------------------
                               Name: Michael W. Nepveux
                                    --------------------------
                               Title: Vice President
                                     -------------------------

                               Lending Office for Base Rate Loans and
                                Eurodollar Loans:

                               Comerica Bank
                               P.O. Box 75000
                               Detroit, MI 48275
                               Attention:

                               Address for Notices:

                               Livonia Operation Center
                               39200 Six Mile Rd.
                               Livonia, MI 48152
                               Telecopier No.: 734-632-7050
                               Telephone No.: 734-632-3052
                               Attention: Anna Louisa Cheney

                               With a Copy to:

                               Comerica Bank
                               910 Louisiana, Suite 410
                               Houston, Texas 77002
                               Telecopier No.: 713-220-5650
                               Telephone No.: 713-220-5640
                               Attention: Michael Nepveux

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               NATEXIS BANQUES POPULAIRES


                               By: /s/ DONOVAN C. BROUSSARD
                                  ------------------------------
                               Name: Donovan C. Broussard
                                     ---------------------------
                               Title: Vice President and Manager
                                     ---------------------------

                               By: /s/ LOUIS P. LAVILLE, III
                                  -------------------------------------
                               Name: Louis P. Laville, III
                                     ----------------------------------
                               Title: Vice President and Group Manager
                                     ----------------------------------
                               Lending Office for Base Rate Loans and
                                Eurodollar Loans:

                               -------------------------------
                               -------------------------------
                               -------------------------------
                               Attention:

                               Address for Notices:

                               -------------------------------
                               -------------------------------
                               -------------------------------
                               Telecopier No.:
                               Telephone No.:
                               Attention:

                               With a Copy to:

                               -------------------------------
                               -------------------------------
                               -------------------------------


                               Telecopier No.:
                               Telephone No.:
                               Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               UFJ BANK LIMITED


                               By: /s/ CLYDE L. REDFORD
                                   -------------------------
                               Name: Clyde L. Redford
                                     -----------------------
                               Title: Senior Vice President
                                      ----------------------

                               Lending Office for Base Rate Loans and
                                Eurodollar Loans and Address for Notices:


                               UFJ Bank Limited, New York Branch
                               55 E. 52nd Street
                               New York, New York 10055

                               Attention: Loan Admin. Dept.
                                          Priscilla Mark,


                               Telecopier No.: 212-754-2368
                               Telephone No.: 212-339-6341

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               COMPASS BANK


                               By: /s/   JOHN M. BALBO
                                  ---------------------------
                               Name:  John M. Balbo
                                     ------------------------
                               Title: SENIOR VICE PRESIDENT
                                      -----------------------

                               Lending Office for Base Rate Loans and
                                Eurodollar Loans:

                               COMPASS BANK
                               24 GREENWAY PLAZA, SUITE 1400A
                               HOUSTON, TEXAS 77046
                               Attention: STACEY R. BOX

                               Address for Notices:
                                  SAME
                               -------------------------------
                               -------------------------------
                               -------------------------------

                               Telecopier No.: 713-968-8292
                               Telephone No.: 713-993-8580
                               Attention: STACEY R. BOX

                               With a Copy to:
                                 N/A
                               -------------------------------
                               -------------------------------
                               -------------------------------

                               Telecopier No.:
                               Telephone No.:
                               Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               SOUTHWEST BANK OF TEXAS


                               By: /s/ W. BRYAN CHAPMAN
                                  ----------------------------------
                               Name: W. Bryan Chapman
                                    --------------------------------
                               Title: Vice President, Energy Lending
                                      ------------------------------
                               Lending Office for Base Rate Loans and
                                Eurodollar Loans:

                               -------------------------------
                               -------------------------------
                               -------------------------------
                               Attention:

                               Address for Notices:

                               -------------------------------
                               -------------------------------
                               -------------------------------
                               Telecopier No.:
                               Telephone No.:
                               Attention:

                               With a Copy to:

                               -------------------------------
                               -------------------------------
                               -------------------------------
                               Telecopier No.:
                               Telephone No.:
                               Attention:

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company

                               TERMINATING BANKS:


                               BANK ONE, NA

                               By: /s/ RONALD L. DIERKER
                                  ------------------------------
                               Name: Ronald L. Dierker
                                  ------------------------------
                               Title: Director, Capital Markets
                                  ------------------------------


                               BNP PARIBAS

                               By: /s/ LARRY ROBINSON
                                  ------------------------------

                               Name: Larry Robinson
                                  ------------------------------

                               Title: Director
                                  ------------------------------

                               By: /s/ POLLY SCHOTT
                                  ------------------------------

                               Name: Polly Schott
                                  ------------------------------

                               Title: Vice President
                                  ------------------------------


                               DEUTSCHE BANK

                               By: /s/ MARCUS M. TARKINGTON
                                  ------------------------------

                               Name: Marcus M. Tarkington
                                  ------------------------------

                               Title: Director
                                  ------------------------------


                               BANK OF OKLAHOMA, N.A.

                               By: /s/ PAM PERRIN SCHLOEDER
                                  ------------------------------

                               Name: Pam Perrin Schloeder
                                  ------------------------------

                               Title: Senior Vice President
                                  ------------------------------

Signature Page
Fifth Amendment Agreement
Newfield Exploration Company